                                      LOGO

                          LONGLEAF PARTNERS FUNDS(SM)

                               SEMI-ANNUAL REPORT
                                at June 30, 2000

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance History* and Portfolio Summary...............    7
  Portfolio of Investments.................................    8

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   10
  Performance History* and Portfolio Summary...............   12
  Portfolio of Investments.................................   14

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   16
  Performance History* and Portfolio Summary...............   19
  Portfolio of Investments.................................   20

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   23
  Performance History* and Portfolio Summary...............   25
  Portfolio of Investments.................................   26

Financial Statements and Footnotes.........................   28
Financial Highlights.......................................   42
Service Directory..........................................   44
Trustees and Officers......................................   45

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

To Our Shareholders:

Each of the four Longleaf Partners Funds posted strong net asset value gains ranging between 6.8% and 10.1% in the second quarter. Additionally, the Partners, International, and Small-Cap Funds significantly outperformed their respective benchmarks as those indices declined in the period. A major shift in market sentiment combined with substantial progress at many of our holdings drove the quarter's positive results.

Sentiment Shift
On March 10th, speculation and the NASDAQ peaked. Since then market participants have begun to demand customers, revenues, and operating cash flows that support defendable intrinsic values over business plans without profits. Although capital has flowed more rationally over the past three months and twenty days, many pockets of pricing inefficiency remain. Our holdings have benefited from this recent shift as the chart below shows.

                                     CHART

(Description of Chart. The chart is a horizontal composite line graph for each of the four Longleaf Partners Funds and three market indices, the S&P 500, Russell 2000, and the NASDAQ. The line graph for each Fund and index begins on the left vertical axis at zero on March 3, 2000 and ends on the right vertical axis at June 30, 2000, showing the percentage changes in the per share net asset value of the four funds and the three indices bi weekly for the period. The beginning and ending co-ordinates are separately stated on the chart, as follows):

                      PERCENTAGE CHANGES SINCE MARCH 10TH

                         3/10                6/30
Partners                   0                 19.6%
International              0                 18.2%
Realty                     0                 18.1%
Small-Cap                  0                 12.7%

S&P 500                    0                  4.6%
Russell 2000               0                (14.0%)
NASDAQ                     0                (21.4%)

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Progress at our holdings
During the second quarter we continued to see fundamental business progress at most of the companies we own. Economic values built as management teams grew their revenues, improved margins, and reinvested free cash flows wisely. Share repurchases proceeded at an unprecedented pace. As our corporate partners have spent $1 to buy $2 of business value, their companies' values-per-share have materially increased.

We are actively exploring ways both to build values and to get corporate values recognized with our management partners. Toward that end Southeastern has filed a number of 13-D's which enable us to work more closely with management and talk to potential acquirors. We submitted some of these because third party buyers approached us about purchasing our stakes as part of their efforts to acquire the companies. Several of our holdings are receiving bids for parts or all of their businesses. During the quarter acquisition announcements by Unicredito Italiano for Pioneer Group and by Phillip Morris for Nabisco caused PIOG and NA to more than double from their first quarter lows. As others have begun to recognize how discounted the prices of our holdings are, merger and acquisition interest as well as liquidation plans have emerged as a means of getting paid.

Portfolio opportunity
The price-to-value ratio (P/V) calculates the stock price of a business versus our appraisal of its value. We measure the composite P/V for each of the Funds monthly and view this number as the best indicator of our future performance potential, i.e. the lower the P/V, the higher our expected return. In early March we saw P/V's UNDER 50% -- a first in the history of the Funds. If you purchased shares of the Longleaf Funds in early March, you paid less than half of what our appraisals indicated the portfolios were worth.

Because of the rebound since March previously discussed, P/V's have increased. Each Fund, however, remains extremely cheap relative to its historic average. All four Funds sell below 55% of our ascribed values, versus a long-term average of 68%. These numbers are compelling and imply higher prospective returns than our long-term results. We continue to add to our personal stakes in all four Longleaf funds.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Shareholder meeting
We were delighted to see almost 400 partners at our meeting in May. For those who were unable to attend, we have posted the audio and slides on our web site, www.longleafpartners.com. The presentations and questions elaborate on many of the points discussed above. We hope that the site gives our partners a better feel for our approach and our views on the Funds.

Transfer Agent Change
In our governing principles we state that "we will continue our efforts to enhance shareholder services." As part of that commitment we are moving the Longleaf Partners Funds' transfer agent function from NFDS in Kansas City to PFPC in Westborough, MA. The transfer agent records and reports all direct account activity. In moving to PFPC we anticipate improved statements, internet account access, a more experienced staff, and increased accountability.

Our phone numbers will stay the same, and aside from an improvement in service and a new mailing address, the transfer agent change should be seamless. You will receive a Welcome Kit including an updated Prospectus before the mid-August conversion.

Distribution Information
Capital gains distributions are still five months away, and it is impossible to project what our realized gains will be or how many fund shares will exist. Because some shareholders have inquired, we will tell you what little we know. The Partners, International, and Small-Cap Funds will have small "spillback" distributions from gains booked in November and December of 1999. Current-year realized gains in the Partners Fund are minimal at this point. The International Fund has booked gains in 2000 of over $29 million, which could change dramatically if losses offset the amount or more gains are realized. Both the Realty Fund and Small-Cap Fund have no distributable gains to date and have net losses available to offset over $20 million of additional capital gains in each Fund.

These numbers are extremely fluid and should not be used to make any projections. Our third quarter report will provide more information about both the distribution date and amounts.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Conclusion
We appreciate the support that our partners have exhibited through the market's volatility over the last year. We are pleased with the progress made recently in our NAVs, and more importantly, with the results at most of our portfolio companies.

Communicating with our partners is paramount. We hope you will review our postings on the web site and send us your ideas of how the site can be more beneficial. We have included copies of several recent articles about Longleaf in this mailing. We also encourage you to read the Fund reports that follow.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

In the second quarter Longleaf Partners Fund rose 8.5% while the S&P 500 Index and the equally weighted Value-Line Index declined 2.7% and 4.9%, respectively. Several holdings meaningfully contributed to the Fund's return.

Waste Management, our largest position, posted solid first quarter results that indicate Maury Myers and his new management team have stabilized the business. The stock rose 39% in the second quarter. The company has reported both volume and pricing increases and an improved working capital position. Non-strategic asset sales are on target to raise $3 billion. The company received a favorable settlement with the SEC, and a lead plaintiff has been chosen for shareholder suits. We are delighted but not surprised by the progress. WMI remains deeply undervalued relative to the free cash flow it currently generates. We anticipate rapid value growth as Waste fully converts its computer systems and Myers implements operational best practices throughout the company.

Our hotel companies also helped the Partners Fund's performance. Marriott was up 14% in the quarter, and Hilton rose 21%. REVPAR and occupancy numbers remained strong, and new supply concerns moderated. The franchise and management fee businesses are ahead of expectations for the year. At Hilton the owned properties, primarily in central business district locations, have not been seriously threatened by new supply, and the company is realizing synergies from last year's Promus merger ahead of plan. Marriott and Hilton, as well as Host Marriott, sell well below our appraisals, and Bill Marriott, Steve Bollenbach, and Chris Nasetta are working diligently to build their corporate values.

Many of our management partners took action to capture their economic values. Jack Cogan and the board of Pioneer Group negotiated the sale of the company to Unicredito Italiano. The stock rose from its January low of $12.88 to over $41.50, exceeded our appraisal, and we sold our position. Nabisco, where we had acquired only a small stake, was auctioned for $55 per share to Phillip Morris. Aetna is currently discussing selling its financial services business with interested buyers. Peter Munk has sold TrizecHahn's Canadian properties and is using $500 million of the proceeds to repurchase shares. Diageo has announced plans to take a portion of Burger King public.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

FedEx's share price remained flat in the quarter although the company's international volume grew dramatically, worldwide yields improved, and customer fuel surcharges have ameliorated higher fuel prices.

Several stocks in our portfolio had a down quarter in spite of unchanged or increased values. Most dramatic was General Motors, which fell when the company's offer to swap Hughes shares for GM shares was oversubscribed. Many traders bought GM as an inexpensive way to receive Hughes, and before the swap both stocks were selling at around $90. When the company announced that only one fourth of tendered shares would be swapped, the arbitrage players who never cared about owning the businesses or the underlying values rapidly sold their GM shares. While the price of Hughes remained stable, GM shares fell to $58. Because the company used fairly valued Hughes shares to purchase substantially undervalued GM shares, the value-per-share of General Motors increased.

Our two timber-related holdings, Georgia Pacific Timber and Rayonier, also declined in the quarter as ongoing interest rate increases boosted concerns that stumpage demand would slow. While a short-term decline in the timber harvest impacts current cash flow, the remaining timber reserve base builds. Tree growth adds volume to the even larger asset base for future cutting. When demand returns, larger, older stands will yield a more valuable product mix. As long-term owners, a dip in current cash flow is acceptable because cash flow a few years out will be more than correspondingly larger.

During the quarter we sold several holdings including previously mentioned Pioneer Group. We sold both Alexander & Baldwin and Crestline, which were less than one percent positions, to concentrate in more compelling opportunities. We also sold our stake in Yasuda Fire and Marine, a Japanese non-life insurer. Although this company remains statistically cheap, numerous visits with management caused us to question their commitment to building value for shareholders.

The quality of the businesses we own and our corporate partners are as good as they have ever been in the Partners Fund, and the Fund sells for only 55% of our appraised value. We look forward to reaping the benefits.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2000

                                                         Value-Line
                                    PARTNERS   S&P 500   (Geometric)   Inflation
                                      FUND      Index       Index      Plus 10%*
                                    --------   -------   -----------   ---------
Year-to-Date                           2.59%    (0.47)%     (5.38)%       6.84%
One Year                             (13.56)     7.24      (12.43)       13.13
Five Years                            15.11     23.78        5.57        12.36
Ten Years                             16.48     17.78        5.19        12.81
Since Public Offering 4/8/87          15.08     15.72        3.13        13.29

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 46.7% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               17.6%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

MARRIOTT INTERNATIONAL, INC. (MAR)                                         11.3%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

FEDEX CORPORATION. (FDX)                                                    6.7%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

GENERAL MOTORS CORPORATION (GM)                                             6.0%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

HILTON HOTELS CORPORATION (HLT)                                             5.1%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH JUNE 30, 2000

               NEW HOLDINGS                             ELIMINATIONS
               ------------                             ------------
Diageo plc                                 Alexander & Baldwin, Inc.
Diageo plc (ADR)                           Boston Properties Inc.
Nabisco Holdings Corp. - Class A           Crestline Capital Corporation
                                           Koninklijke Philips Electronics N.V.
                                           The Pioneer Group, Inc.
                                           United Healthcare Corporation
                                           The Yasuda Fire & Marine Insurance
                                             Company, Ltd.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
Common Stock 96.3%

                     Beverages 5.0%
    15,577,000       Diageo plc (Foreign).........................   $  139,841,380
       650,000       Diageo plc ADR (Foreign).....................       23,115,625
                                                                     --------------
                                                                        162,957,005
                                                                     --------------
                     Environmental Services 18.5%
     2,890,900   *   Allied Waste Industries, Inc.................       28,909,000
    29,958,789       Waste Management, Inc........................      569,216,991
                                                                     --------------
                                                                        598,125,991
                                                                     --------------
                     Food 0.4%
       235,000       Nabisco Holdings Corp. - Class A.............       12,337,500

                     Health Insurance 3.5%
     1,768,400       Aetna Inc....................................      113,509,175

                     Lodging 19.8%
    17,752,600       Hilton Hotels Corporation....................      166,430,625
    11,700,250       Host Marriott Corporation(b).................      109,689,844
    10,103,600       Marriott International, Inc..................      364,361,075
                                                                     --------------
                                                                        640,481,544
                                                                     --------------
                     Manufacturing 1.8%
     4,450,000   *   UCAR International, Inc.(b)..................       58,128,125

                     Multi-Industry 6.0%
     3,323,000       General Motors Corporation...................      192,941,688

                     Natural Resources 12.0%
     6,474,600       Georgia-Pacific Corporation - Timber
                       Group(b)...................................      140,013,225
    11,201,032   *   Pioneer Natural Resources Company(b).........      142,813,158
     2,900,000       Rayonier Inc.(b).............................      104,037,500
                                                                     --------------
                                                                        386,863,883
                                                                     --------------
                     Property & Casualty Insurance 3.0%
    31,740,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)(b)..........................       95,695,385

                     Publishing 4.9%
     2,973,300       Knight Ridder, Inc...........................      158,142,394

                     Real Estate 5.0%
     9,122,700       TrizecHahn Corporation (Foreign)(b)..........      163,068,262

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
                     Restaurants 4.7%
     5,400,000   *   Tricon Global Restaurants, Inc...............   $  152,550,000

                     Transportation 11.7%
     6,255,000       Canadian Pacific Limited (Foreign)...........      163,802,812
     5,678,000   *   FedEx Corporation(c).........................      215,764,000
                                                                     --------------
                                                                        379,566,812
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,461,769,337)....    3,114,367,764
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 2.8%
    89,113,000       Repurchase Agreement with State Street Bank,
                       5.55% due 7-3-00 (Collateralized by U.S.
                       government agency securities)..............       89,113,000
                                                                     --------------
TOTAL INVESTMENTS (COST $3,550,882,337)(a)................   99.1%    3,203,480,764
OTHER ASSETS AND LIABILITIES, NET.........................    0.9        29,397,069
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,232,877,833
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $21.02
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $376,493,295, and $(723,894,868), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral for forward currency contracts. See Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 18% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value      Gain
-------------   ---------------------------------  ------------   -----------
5,500,000,000   Japanese Yen 12-28-00............  $53,766,961    $ 3,506,808
4,500,000,000   Japanese Yen 6-29-01.............   45,450,000        175,063
                                                   ------------   -----------
                                                   $99,216,961    $ 3,681,871
                                                   ============   ===========

                       See Notes to Financial Statements.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

The International Fund ended the second quarter up 10.1% versus a 4.3% decline for the EAFE Index. According to Morningstar, Longleaf Partners International Fund was the second best performing international fund for the period. For the year-to-date, the Fund is up 12.4% while the EAFE has fallen 4.6%.

The Fund's performance was broad-based: eighteen of the twenty positions we hold advanced. We are already benefiting from the opportunities we had in the first quarter to reshape the portfolio. We bought two of our strongest recent performers, Molson and Diageo, when, during the first quarter's global disgorgement of branded consumer goods, portfolio managers abandoned these unassailable franchises to chase momentum stories. Corporate activity quickly eliminated much of the large imbalance between prices and values. The recently announced takeovers of Bestfoods and Nabisco in the U.S. have highlighted the values of these businesses, and our portfolio has benefited.

Our three largest contributors were positions that we have discussed previously:
Gulf Canada, Safeway PLC, and Nippon Fire and Marine. Despite nearly doubling since our initial purchase, Gulf Canada remains undervalued relative to the asset value of its natural gas and oil reserves combined with its tremendous exploration potential. The continuing strength of energy prices has driven consolidation in the Canadian oil and gas market at prices that support our conservative appraisal.

Safeway and Nippon declined to inexplicable levels during the first quarter. We increased our positions because our partners continued to add value -- Carlos Criado-Perez at Safeway grew both same store sales and market share, and Ken Matsuzawa at Nippon executed the company's first stock buyback. During the second quarter, their efforts were partially recognized as the shares recovered. Prices of each, however, remain low, and our appraisals have risen.

Two of our largest positions, Brierley Investments and Fairfax Financial, declined during the quarter despite positive developments in their underlying businesses. Brierley CEO Greg Terry negotiated an attractive sale of a portion of the company's Air New Zealand stake to Singapore Airlines. Brierley's balance sheet has improved over the past year; progress at all businesses has been positive; and the company has bought in shares. Despite all this, the

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

stock trades near its all-time low and at its widest-ever discount to our appraisal. At Fairfax, both the underwriting cycle and the investment environment have turned in Prem Watsa's favor. He is taking advantage of Fairfax's low price by repurchasing shares at a discount to book value.

We added TrizecHahn to the Fund during the quarter. TrizecHahn is a Canadian real estate company run by Peter Munk, one of the best partners we have ever had at Southeastern. The company is liquidating its Canadian and non-core U.S. real estate portfolio at fair private market prices and repurchasing shares at a significant discount to intrinsic value in the public market. We funded this purchase by completing our extremely profitable sale of Bemrose as well as liquidating two small positions in Ezaki Glico and KFC Japan.

We enter the third quarter with a composite price-to-value ratio of 54% and with a number of exciting research ideas in the pipeline. We significantly increased our own investment in the Fund recently and encourage others to take advantage of the Fund's compelling opportunities.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2000

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                               12.40%       (4.63)%    6.84%
One Year                                   14.05        15.72     13.13
Since Public Offering 10/26/98             28.51        18.21     13.44

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 32.1% OF NET ASSETS)

DIAGEO PLC                                                                  7.3%
Owner of premium spirits brands including Smirnoff, Johnnie Walker, Tanqueray, Gordons, Hennessy, and Baileys; consumer food brands such as Pillsbury, Haagen Dazs, Old El Paso, and Progresso; the world's leading stout, Guinness; and the Burger King restaurant franchise.

THE NIPPON FIRE & MARINE INSURANCE COMPANY, LTD.                            7.0%
Japanese provider of both non-life (property/casualty) and life insurance services.

GULF CANADA RESOURCES LIMITED                                               6.5%
Canadian based exploration and production company with oil and natural gas assets across the world.

FAIRFAX FINANCIAL HOLDINGS LIMITED                                          5.8%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

DE BEERS CONSOLIDATED MINES LTD.                                            5.5%
World's largest diamond miner and marketer.

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH JUNE 30, 2000

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Diageo plc                          Banco Hipotecario
Diageo plc (ADR)                    Bemrose Corporation plc
Fairfax Financial Holdings Limited  The Dai-Tokyo Fire and Marine
Guinness Peat Group plc               Insurance Company Ltd.
Jarvis Hotels plc                   Ezaki Glico Co., Ltd.
Molson Inc. -- Class A              Hollinger Inc.
TrizecHahn Corporation              Jarvis Hotels plc
                                    Kentucky Fried Chicken Japan
                                    Nippon Broadcasting System
                                    Wassall PLC
                                    The Yasuda Fire & Marine Insurance
                                      Company, Ltd.

                        COUNTRY ALLOCATION OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Canada................................   42.2%
Japan.................................   17.0
United Kingdom........................   15.9
South Africa..........................    5.9
United States.........................    5.2
Singapore.............................    4.9
Finland...............................    4.8
Bermuda...............................    4.1
                                        -----
                                        100.0%
                                        =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
Common Stock 92.5%
                     Beverages 12.4%
       909,200       Diageo plc (United Kingdom)(d)...................   $  8,162,277
       395,300       Diageo plc ADR (United Kingdom)..................     14,057,856
       797,000       Molson Inc. -- Class A (Canada)..................     15,572,079
                                                                         ------------
                                                                           37,792,212
                                                                         ------------
                     Food 0.6%
        47,800       Weetabix Limited (United Kingdom)................      1,809,110

                     Multi-Industry 10.1%
    87,428,000       Brierley Investments Limited (Singapore)(d)......     13,652,724
     8,892,199       Guinness Peat Group plc (United Kingdom).........      5,317,451
       555,000       Sea Containers Limited (Bermuda).................     11,724,375
                                                                         ------------
                                                                           30,694,550
                                                                         ------------
                     Natural Resources 16.6%
       691,100       De Beers Consolidated Mines Ltd. (South
                       Africa)........................................     16,802,369
     3,349,996   *   Gendis Inc. (Canada)(b)(c).......................     14,017,666
     4,084,000   *   Gulf Canada Resources Limited (Canada)(d)........     19,654,250
                                                                         ------------
                                                                           50,474,285
                                                                         ------------
                     Property & Casualty Insurance 21.9%
       160,100   *   Fairfax Financial Holdings Limited (Canada)(d)...     17,504,353
     7,085,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     21,361,115
     4,850,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     13,980,895
       340,000       Sampo Insurance Company Ltd. (Finland)(d)........     13,851,770
                                                                         ------------
                                                                           66,698,133
                                                                         ------------
                     Publishing 5.3%
     1,185,000       Hollinger International Inc. (Canada)............     16,145,625

                     Real Estate 9.5%
     4,671,600   *   O&Y Properties Corporation (Canada)(b)(d)........     14,030,249
       830,000       TrizecHahn Corporation (Canada)..................     14,836,250
                                                                         ------------
                                                                           28,866,499
                                                                         ------------
                     Restaurants 3.8%
     1,020,000       MOS Food Service, Inc. (Japan)(d)................     11,472,036

                     Retail 5.0%
     3,870,000       Safeway plc (United Kingdom)(d)..................     15,057,098

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
                     Transportation 7.3%
       280,000       Canadian Pacific Limited (Canada)................   $  7,332,500
     1,150,000   *   Wisconsin Central Transportation Corporation
                       (United States)(d).............................     14,950,000
                                                                         ------------
                                                                           22,282,500
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $274,728,356)..........    281,292,048
                                                                         ------------

       PAR
    ----------
Short-Term Obligations 5.4%

    16,328,000       Repurchase Agreement with State Street Bank, 5.55% due
                       7-3-00 (Collateralized by U.S. government agency
                       securities).........................................      16,328,000
                                                                              -------------
TOTAL INVESTMENTS (COST $291,056,356)(a)...........................    97.9%    297,620,048
OTHER ASSETS AND LIABILITIES, NET..................................     2.1       6,339,955
                                                                     ------   -------------
NET ASSETS.........................................................   100.0%  $ 303,960,003
                                                                     ======   =============
NET ASSET VALUE PER SHARE..................................................          $13.51

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $32,037,365 and $(25,473,673), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) Designated as collateral on forward currency contracts. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    1,000,000   Australian Dollar 3-29-01........  $   603,697    $  (20,747)
   10,000,000   British Pound 12-28-00...........   15,196,325       953,675
    3,000,000   British Pound 3-29-01............    4,567,672        13,327
    5,750,000   Canadian Dollar 3-29-01..........    3,908,899        30,896
   35,250,000   Canadian Dollar 6-29-01..........   22,297,853     1,693,980
   14,400,000   European Currency Unit 6-29-01...   14,090,400      (110,880)
2,500,000,000   Japanese Yen 12-28-01............   24,439,528     1,585,873
2,550,000,000   Japanese Yen 3-29-01.............   25,343,968       359,086
    6,400,000   New Zealand Dollar 9-29-00.......    3,013,025       281,695
   21,600,000   New Zealand Dollar 12-28-00......   10,169,244       147,216
                                                   ------------   ----------
                                                   $123,630,611   $4,934,121
                                                   ============   ==========

                       See Notes to Financial Statements.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund posted a 9.8% return in the second quarter while the Wilshire Real Estate Securities Index and the NAREIT Index rose 12.1% and 10.6%, respectively. Both market dynamics and positive results at our holdings helped drive this real estate rebound.

THE MARKET
Perhaps the greatest investing parable is from Ben Graham's Intelligent Investor. He tells the story of a business partner called "Mr. Market" and describes him as follows:

     Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly.

For the past two years "Mr. Market" has been silly. Despite steadily rising earnings (FFO), exceptional property level fundamentals, and growing per share values at many real estate companies, investors withdrew over $1.2 billion of capital from real estate mutual funds in 1998 and 1999. An additional $117 million flowed out in the first quarter of 2000. This activity was on an asset base of approximately $8.5 billion. Over this time period public real estate market returns were terrible on an absolute basis and unprecedented relative to common stocks.

Around the time the NASDAQ hit its peak in March capital began flowing back into the public real estate industry. There were few sellers. Most real estate companies began to rally, but prices of the large capitalization REITs rebounded the most. While Longleaf Partners Realty Fund posted a strong quarter, our relative performance was not as good because we own C-Corporations and cheaper, smaller cap REITs that are not as widely followed as the "Blue Chip" REITs.

We do not know what "Mr. Market" will do next but we are encouraged by a more sober tone among many investors. If capital continues to flow into the real estate area one of two things should happen. Either the obviously

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

cheaper companies will be bid up closer to fair value, or more fully priced REITs will acquire their cheaper brethren. Either way, we should benefit.

OUR COMPANIES
All of our holdings made material progress during the quarter, and most of the stocks in our portfolio rose. Several had a significant impact on the Fund's results.

Hilton Hotels: The stock rebounded nicely from the first quarter and was up 21%. Operating results to date have exceeded our expectations. Same property revenues have risen 4.7%, well above inflation. The merger with Promus is proceeding smoothly as the company is realizing annual cost savings of $65 million and revenue enhancements of $8 million.

Waste Management: The company posted solid first quarter results that indicate Maury Myers and his new management team have stabilized the business. The stock rose 39% in the second quarter. The company reported both volume and pricing increases and an improved working capital position. Non-strategic asset sales are on target to raise $3 billion. The company received a favorable settlement with the SEC, and a lead plaintiff has been chosen for shareholder suits.

Forest City Enterprises: The company is firing on all cylinders with strong same property growth of 4.9% in fiscal 1999 and a plethora of new developments such as Times Square that are driving double-digit bottom line and value growth. The stock rose 14% over the last three months.

Boston Properties: The company is benefiting from its class A office portfolio strategically located in some of the most supply constrained markets in the country, including New York, Boston, Washington, and San Francisco. Same property growth was 8% in the first quarter resulting in double-digit bottom line growth. The stock was up 21% in the second quarter.

Bay View: Following a steep decline in its stock early in the year our management partners announced they were hiring an investment bank to review strategic alternatives for enhancing shareholder value. This catalyst helped Bay View shares rise 31% and the price remains well below our appraisal.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

One holding, Excel Legacy, meaningfully detracted from our results in the quarter. To address the market's gross underestimation of the company's value, management announced a plan to sell non-core assets, focus on its most promising development projects such as Anaheim across from Disneyland's entrance, and repurchase 10% of the stock. We are encouraged by their strategic direction and their commitment to value recognition.

WHAT ARE WE DOING AT LONGLEAF?
We see numerous new investment opportunities but none that we like better than the companies we already own. We are working diligently with our management teams, sometimes within the guidelines of a 13-D, to ensure that shareholder value is being built and realized in the stock market.

We thank you, our long-term partners. We are optimistic that your patience will be rewarded as investors become more focussed on our companies' tangible cash flows and their intrinsic values.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH JUNE 30, 2000

             NEW HOLDINGS                           ELIMINATIONS
             ------------                           ------------
CO Space, Inc. Voting Trust* (Beacon    Cousins Properties Incorporated
  Capital Partners, Inc.)               Cypress Communication, Inc.
Cypress Communications, Inc. Voting       Voting Trust* (Beacon Capital
  Trust* (Beacon Capital Partners,        Partners, Inc.)
Inc.)                                   The Pioneer Group, Inc.
                                        Rayonier Inc.

 * Acquired through spin-off of existing position (name of original holding).

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2000

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
Year-to-Date                          4.96%     15.20%     13.04%      6.84%
One Year                            (11.25)      4.45       0.74      13.13
Three Years                          (3.05)      1.20      (1.26)     12.26
Since Public Offering 1/2/96          9.32       9.52       7.51      12.54

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 48.8% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                            13.2%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

FOREST CITY ENTERPRISES, INC. (FCE)                                        11.2%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                     10.5%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, and apartments. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed-use development at Mission Bay on the waterfront in downtown San Francisco.

PRIME GROUP REALTY TRUST (PGE)                                              7.1%
A REIT that owns over 9 million square feet of central business district and suburban office space predominantly in the Chicago area. Also owns over 5 million square feet of industrial properties and has the right to over 9 million square feet of developable space.

EXCEL LEGACY CORPORATION (XLG)                                              6.8%
A C-corp. focused on development, redevelopment, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including Scottsdale, Anaheim, and Newport, KY across the river from Cincinnati.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock 89.1%
                     Diversified Realty 27.5%
     4,209,800   *   Catellus Development Corporation................   $ 63,147,000
     2,040,900   *   Excel Legacy Corporation(b).....................      5,484,919
     1,864,050       Forest City Enterprises, Inc. - Class A(b)......     62,212,669
       148,600       Forest City Enterprises, Inc. - Class B(b)......      5,284,587
     1,640,000       TrizecHahn Corporation (Foreign)................     29,315,000
                                                                        ------------
                                                                         165,444,175
                                                                        ------------
                     Lodging 22.3%
     8,424,744       Hilton Hotels Corporation.......................     78,981,975
     2,845,000       Host Marriott Corporation (REIT)(c).............     26,671,875
       792,300       Marriott International, Inc.....................     28,572,319
                                                                        ------------
                                                                         134,226,169
                                                                        ------------
                     Mortgage Financing 3.7%
     2,250,647       Bay View Capital Corp.(b).......................     22,084,474

                     Natural Resources/Land 12.4%
       650,000       Deltic Timber Corporation(b)....................     13,893,750
     4,180,000       TimberWest Forest Corp. (Foreign)(b)............     29,339,272
     1,635,000       Waste Management, Inc...........................     31,065,000
                                                                        ------------
                                                                          74,298,022
                                                                        ------------
                     Office 15.8%
     2,060,000       Beacon Capital Partners, Inc. (REIT)(b)(d)......     22,454,000
       768,000       Boston Properties Inc. (REIT)...................     29,664,000
     2,810,700       Prime Group Realty Trust (REIT)(b)..............     42,687,506
                                                                        ------------
                                                                          94,805,506
                                                                        ------------
                     Retail 7.4%
     1,223,800       Getty Realty Corp.(b)...........................     13,308,825
     1,622,100   *   IHOP Corp.(b)...................................     27,170,175
     3,016,700       Prime Retail, Inc. (REIT)(b)....................      3,770,875
                                                                        ------------
                                                                          44,249,875
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $603,724,255).........    535,108,221
                                                                        ------------
Preferred Stock 5.9%
                     Diversified Realty 5.9%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                     Preference Convertible (Cost
                     $73,000,000)(b)(d)..............................     35,314,480
                                                                        ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      UNITS                                                             MARKET VALUE
    ----------                                                          ------------
Trust Units 1.8%
                     Lodging 1.3%
        96,819       Wyndham International, Inc. Voting Trust (Cost
                     $9,271,419)(b)(d)...............................   $  7,745,520

                     Non-Realty 0.5%
       465,979       CO Space, Inc. Voting Trust (Cost
                     $697,200)(b)(d).................................      2,842,387
                                                                        ------------
                                                                          10,587,907
                                                                        ------------
    CONTRACTS
    ----------
Options 0.5%
                     Natural Resources/Land 0.5%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received
                     $2,581,033).....................................     (1,032,242)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)...............      4,120,507
                                                                        ------------
                                                                           3,088,265
                                                                        ------------
       PAR
    ----------
Short-Term Obligations 2.3%
    14,042,000       Repurchase Agreement with State Street Bank,
                       5.55% due 7-3-00 (Collateralized by U.S.
                       government agency securities).................     14,042,000
                                                                        ------------
TOTAL INVESTMENTS (COST $701,865,472)(a)......................   99.6%   598,140,873
OTHER ASSETS AND LIABILITIES, NET.............................    0.4      2,173,802
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $600,314,675
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $13.32

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $62,191,481 and $(165,916,080), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral on Newhall options. See Note 10.
(d) Illiquid, board valued security. See Note 8.

Note: REITs comprise 21% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 10% of net assets.

                       See Notes to Financial Statements.

                                     (LOGO)

                            (Intentionally Left Blank)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund rose 6.8% in the second quarter versus a 3.8% decline in the Russell 2000 Index and a 4.9% fall in the Value-Line Index. A combination of positive operating results and corporate management actions helped produce the Fund's solid return.

Small-Cap's largest position, Gulf Canada, provided a sizeable boost to performance as the stock rose 30% during the quarter. Higher oil and gas prices have increased the company's cash flow, and management has successfully reduced Gulf's debt. There have been numerous North American oil and gas company acquisitions this year at prices that reinforce our belief that our Gulf appraisal is conservative.

Pioneer Group also contributed to Small-Cap's performance. We began discussing alternatives with management to get corporate value recognized at Pioneer's $12.88 low this year. The board put the company up for sale. In May Unicredito Italiano agreed to buy Pioneer, and we liquidated our position at over $41, well above our appraisal.

Several other holdings added to the Fund's positive results. Hilb Rogal & Hamilton rose 27% as its agencies benefited from substantial increases in property/casualty insurance rates. Wyndham's stock appreciated 34% as the company demonstrated that its turnaround is under way. Pediatrix, a relatively small position, shot up 60% in the quarter when a state of Florida audit concluded with no fines and no charges of overbilling. Management at Bay View hired an investment banking firm to help explore all strategic options, and the stock rose 31% in the quarter. U.S. Industries announced the sale of its lighting business on the heels of divesting its Diversified Division. Management is aggressively purchasing shares at a large discount to our appraisal. Timberwest enjoyed an up quarter as the company reported higher operating cash flow due to increased volume and improved mix. The company also completed a major share repurchase. Catellus made progress: clearing all Fremont approvals, selling much of its residential development business, and capitalizing on increased demand and rents in both the San Francisco and San Diego markets.

Fleming announced the sale of its retail business except for Food 4 Less stores. The company has had success with large distribution customers such as Target and Kmart, and Fleming is reaping the benefits of the Internet by

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

providing distribution to a number of on-line grocers. In spite of this progress the stock declined.

During the quarter as more information surfaced, we concluded that Safety-Kleen had been permanently damaged, even though final details have not yet emerged. The tax implication of selling the position is that its short-term loss offsets the substantial short-term gain generated by our earlier sale of Romac.

Longleaf Partners Small-Cap Fund sells for below 55% of our appraisal. Companies priced this cheaply attract bargain hunters, and a number of our management partners are considering partial or full liquidations. For those investors who have access to the closed Small-Cap Fund, the portfolio has a unique mix of upside potential and tax attractiveness. We very recently added to our personal stakes in the Fund.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2000

                                                                 Value-Line
                                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                                        FUND         Index          Index      Plus 10%*
                                      ---------   ------------   -----------   ---------
Year-to-Date                             1.49%        3.04%         (5.38)%       6.84%
One Year                                (4.54)       14.32         (12.43)       13.13
Five Years                              17.38        14.27           5.57        12.36
Ten Years(a)                            11.50        13.57           5.19        12.81
Since Public Offering 2/21/89(a)        11.35        12.86           4.52        13.18

(a) From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 31.1% OF NET ASSETS)

GULF CANADA RESOURCES LIMITED (GOU)                                         9.4%
Canadian based exploration and production company with oil and natural gas assets across the world.

FLEMING COMPANIES, INC. (FLM)                                               6.5%
A leading food wholesaler which also has a substantial retail business with Food 4 Less, Sentry, Rainbow, and Bakers stores.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         5.6%
A railroad holding company that owns lines in the midwest U.S., Ontario, The United Kingdom, New Zealand, and Australia.

THE MONY GROUP INC. (MNY)                                                   4.8%
Financial services company that offers life insurance, annuity and investment products to higher income individuals.

HILB, ROGAL AND HAMILTON COMPANY (HRH)                                      4.8%
An insurance broker with over 65 agencies focused on mid-sized commercial and industrial accounts across the U.S. and Canada.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2000 THROUGH JUNE 30, 2000

           NEW HOLDINGS                           ELIMINATIONS
           ------------                           ------------
Fairfax Financial Holdings Limited  Carmike Cinemas, Inc. - Class A
Hollinger International Inc.        Cousins Properties Incorporated
                                    Midas Inc.
                                    The Pioneer Group, Inc.
                                    Romac International, Inc.
                                    Safety-Kleen Corp.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 91.8%
                     Agriculture 3.3%
     1,015,400   *   Agribrands International, Inc.(b)..............   $   42,583,337
                     Beverages 2.9%
     3,052,900       Whitman Corporation............................       37,779,638
                     Commercial Lighting 6.2%
     2,407,500   *   Genlyte Group Incorporated(b)..................       50,707,969
     1,692,850       Thomas Industries, Inc.(b).....................       29,942,284
                                                                       --------------
                                                                           80,650,253
                                                                       --------------
                     Food -- Wholesale 6.5%
     6,444,000       Fleming Companies, Inc.(b).....................       84,174,750
                     Health Care 1.8%
     2,056,500   *   Pediatrix Medical Group, Inc.(b)...............       23,906,812
                     Life Insurance 4.8%
     1,825,000       The MONY Group Inc.............................       61,707,812
                     Lodging 5.0%
     2,829,653       Hilton Hotels Corporation......................       26,527,997
    15,450,400   *   Wyndham International, Inc. - Class A(b).......       38,626,000
                                                                       --------------
                                                                           65,153,997
                                                                       --------------
                     Manufacturing 11.8%
     2,750,740       AMETEK, Inc.(b)................................       48,137,950
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)............        6,960,000
     2,390,200   *   Scott Technologies, Inc.(b)....................       41,081,562
     4,637,700       U.S. Industries, Inc.(b).......................       56,232,113
                                                                       --------------
                                                                          152,411,625
                                                                       --------------
                     Mortgage Financing 2.4%
     3,114,700       Bay View Capital Corp.(b)......................       30,562,994
                     Natural Resources 14.6%
       845,000       Deltic Timber Corporation(b)...................       18,061,875
    25,289,860   *   Gulf Canada Resources Limited (Foreign)(b).....      121,707,451
     6,950,000       TimberWest Forest Corp. (Foreign)(b)...........       48,781,805
                                                                       --------------
                                                                          188,551,131
                                                                       --------------
                     Pharmaceuticals 1.8%
     3,622,200   *   Perrigo Company................................       22,865,138

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 11.7%
       248,760   *   Alleghany Corporation..........................   $   41,791,680
       443,620       Fairfax Financial Holdings Limited (Foreign)...       48,502,693
     1,777,400       Hilb, Rogal and Hamilton Company(b)............       61,653,562
                                                                       --------------
                                                                          151,947,935
                                                                       --------------
                     Publishing 0.9%
       838,600       Hollinger International Inc. (Foreign).........       11,425,925

                     Real Estate 6.4%
     3,948,500   *   Catellus Development Corporation...............       59,227,500
     1,443,400   *   IHOP Corp.(b)..................................       24,176,950
                                                                       --------------
                                                                           83,404,450
                                                                       --------------
                     Restaurants 1.4%
       982,400   *   VICORP Restaurants, Inc.(b)....................       17,928,800

                     Retail 4.7%
     2,185,900   *   The Neiman Marcus Group, Inc. -- Class B.......       60,658,725

                     Transportation 5.6%
     5,550,800   *   Wisconsin Central Transportation
                       Corporation(b)...............................       72,160,400
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,148,608,227)..................    1,187,873,722
                                                                       --------------

       PAR
    ----------
Short-Term Obligations 7.8%
    51,621,000       Repurchase Agreement with State Street Bank,
                       5.55% due 7-3-00 (Collateralized by U.S.
                       government agency securities)................       51,621,000
    50,000,000
                                                                           49,848,417
    Federal Home Loan Mortgage Corporation, 6.53% due 7-18-00.......
                                                                       --------------
                                                                          101,469,417
                                                                       --------------
TOTAL INVESTMENTS (COST $1,250,077,644)(a)...................   99.6%   1,289,343,139
OTHER ASSETS AND LIABILITIES, NET............................    0.4        4,735,316
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,294,078,455
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $20.50
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $168,160,279 and $(128,894,784), respectively.
(b) Affiliated company. See Note 7.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 18% of net assets.

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 2000 (UNAUDITED)

                       PARTNERS FUND

ASSETS:
Investments:
  Affiliated securities, at market value (cost
    $1,120,274,077, $28,974,255, $370,537,825 and
    $802,254,805, respectively) (Note 2 and 7)..............
  Other securities, at market value (cost $2,341,495,260,
    $245,754,101, $319,866,680 and $346,353,422,
    respectively) (Note 2)..................................
  Repurchase agreements (Note 2)............................
  Short-term cash equivalents...............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Forward currency contracts (Note 2).......................
Prepaid assets..............................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Fund shares redeemed......................................
  Securities purchased......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Options written, at market value (premiums received
  $2,581,033) (Note 2 and 9)................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 2000 (UNAUDITED)

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
$ 813,445,499       $ 28,047,915      $293,593,439   $  817,386,615
2,300,922,265        253,244,133       291,537,676      370,487,107
   89,113,000         16,328,000        14,042,000       51,621,000
            -                  -                 -       49,848,417
--------------      ------------      ------------   --------------
3,203,480,764        297,620,048       599,173,115    1,289,343,139
          108                731               649              439
    6,649,362          1,539,358         2,945,246        1,743,875
    1,162,650            287,913           267,221          589,305
   22,635,017                  -                 -        4,961,103
    3,681,871          4,934,121                 -                -
      164,377             22,064            46,048           64,248
--------------      ------------      ------------   --------------
3,237,774,149        304,404,235       602,432,279    1,296,702,109
--------------      ------------      ------------   --------------
    2,315,791                  -           485,891        1,559,319
            -                  -                 -                -
    2,094,228            356,186           484,610          872,157
      268,301             24,174            48,461          105,359
            -                  -         1,032,242                -
      217,996             63,872            66,400           86,819
--------------      ------------      ------------   --------------
    4,896,316            444,232         2,117,604        2,623,654
--------------      ------------      ------------   --------------
$3,232,877,833      $303,960,003      $600,314,675   $1,294,078,455
==============      ============      ============   ==============
$3,275,658,105      $242,815,657      $718,094,325   $1,270,321,511
   13,963,185          2,566,696        14,487,023          775,843
  286,971,909         47,074,003       (28,543,403)     (16,286,603)
 (343,715,366)        11,503,647      (103,723,270)      39,267,704
--------------      ------------      ------------   --------------
$3,232,877,833      $303,960,003      $600,314,675   $1,294,078,455
==============      ============      ============   ==============
       $21.02             $13.51            $13.32           $20.50
==============      ============      ============   ==============
  153,830,885         22,503,749        45,053,922       63,134,821

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $556,721, $18,206, $0 and $0, respectively) (Note 7)....
  Dividends from non-affiliates (net of foreign tax withheld of $625,976, $412,183, $36,054 and $0, respectively)....
  Interest..................................................
  Other.....................................................
         Total income.......................................
EXPENSES:
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer agent fee........................................
  Registration and filing fees..............................
  Postage and supplies......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Miscellaneous.............................................
         Total expenses.....................................
  Investment counsel fee waived.............................
         Net expenses.......................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN:
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities (Note 7)............................
  Short sale................................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain.........................
      Net realized and unrealized gain......................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

PARTNERS FUND   INTERNATIONAL FUND    REALTY FUND    SMALL-CAP FUND
-------------   ------------------   -------------   --------------
$ 13,640,480      $     163,852      $  14,304,151   $   5,233,646
  12,025,282          4,807,744          3,153,281       1,097,518
   1,933,286            221,146            474,820         560,919
   1,661,500                  -                  -               -
-------------     -------------      -------------   -------------
  29,260,548          5,192,742         17,932,252       6,892,083
-------------     -------------      -------------   -------------
  12,733,615          2,135,130          2,926,048       5,183,064
   1,631,513            142,342            292,605         624,773
     267,329             23,326             47,949         102,377
      64,537             19,580             21,830          27,004
     153,028             19,053             39,863          63,381
     144,937             22,578             34,029          34,064
      95,035             12,039             20,677          40,322
      60,728             58,529             10,438          11,698
      13,597             27,935             12,399          15,612
      39,781             19,891             19,891          19,891
      22,602              2,338              5,445           8,397
      77,689             17,519             20,983          27,856
-------------     -------------      -------------   -------------
  15,304,391          2,500,260          3,452,157       6,158,439
           -             (6,425)                 -               -
-------------     -------------      -------------   -------------
  15,304,391          2,493,835          3,452,157       6,158,439
-------------     -------------      -------------   -------------
  13,956,157          2,698,907         14,480,095         733,644
-------------     -------------      -------------   -------------

  18,760,620         22,064,869         (1,230,582)     40,067,304
  (4,277,263)         4,722,284           (641,830)    (57,322,480)
           -          2,512,216                  -               -
  (6,118,492)           120,592                  -               -
       7,028           (131,067)             6,929           9,916
-------------     -------------      -------------   -------------
   8,371,893         29,288,894         (1,865,483)    (17,245,260)
-------------     -------------      -------------   -------------
  29,737,678        (10,490,477)        12,148,592      24,790,233
  21,432,548         11,273,005               (925)          3,098
-------------     -------------      -------------   -------------
  51,170,226            782,528         12,147,666      24,793,331
-------------     -------------      -------------   -------------
  59,542,119         30,071,422         10,282,183       7,548,071
-------------     -------------      -------------   -------------
$ 73,498,276      $  32,770,329      $  24,762,278   $   8,281,715
=============     =============      =============   =============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              JUNE 30, 2000       DECEMBER 31,
                                                               (UNAUDITED)            1999
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................  $  13,956,157      $   49,528,145
 Net gain(loss).............................................      8,371,893         904,344,452
 Change in net unrealized gain(loss)........................     51,170,226        (921,599,146)
                                                              --------------     --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................     73,498,276          32,273,451
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................              -         (50,849,326)
 From net realized gain on investments......................              -        (672,352,020)
 From return of capital.....................................              -                   -
                                                              --------------     --------------
   Net decrease in net assets resulting from
     distributions..........................................              -        (723,201,346)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...........................    377,651,597       1,134,274,945
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................              -         695,727,239
 Cost of shares redeemed....................................   (840,381,510)     (1,202,264,742)
                                                              --------------     --------------
   Net increase in net assets from fund share
     transactions...........................................   (462,729,913)        627,737,442
                                                              --------------     --------------
   Total increase(decrease) in net assets...................   (389,231,637)        (63,190,453)
NET ASSETS:
 Beginning of period........................................   3,622,109,470      3,685,299,923
                                                              --------------     --------------
 End of period..............................................  $3,232,877,833     $3,622,109,470
                                                              ==============     ==============
 Undistributed net investment income(loss) included in net
   assets at end of period..................................  $   13,963,185     $            -
                                                              ==============     ==============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

     INTERNATIONAL FUND                   REALTY FUND                     SMALL-CAP FUND
-----------------------------   -------------------------------   -------------------------------
  SIX MONTHS         YEAR         SIX MONTHS          YEAR          SIX MONTHS          YEAR
    ENDED           ENDED           ENDED            ENDED            ENDED            ENDED
JUNE 30, 2000    DECEMBER 31,   JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
 (UNAUDITED)         1999        (UNAUDITED)          1999         (UNAUDITED)          1999
--------------   ------------   --------------   --------------   --------------   --------------
 $  2,698,907    $ 1,393,626     $ 14,480,095    $  10,544,396    $     733,644    $    5,553,594
   29,288,894     24,733,892       (1,865,483)      (8,699,625)     (17,245,260)      163,374,107
      782,528     10,935,233       12,147,666      (85,360,316)      24,793,331      (122,335,300)
 ------------    ------------    ------------    --------------   --------------   --------------
   32,770,329     37,062,751       24,762,278      (83,515,545)       8,281,715        46,592,401
 ------------    ------------    ------------    --------------   --------------   --------------
            -     (1,346,328)               -       (5,142,943)               -        (5,574,355)
            -     (8,227,856)               -                -                -      (165,419,770)
            -              -                -      (11,417,766)               -                 -
 ------------    ------------    ------------    --------------   --------------   --------------
            -     (9,574,184)               -      (16,560,709)               -      (170,994,125)
 ------------    ------------    ------------    --------------   --------------   --------------
   58,393,790    251,155,300       48,363,773      256,227,058      178,464,290       500,525,620
            -      8,647,707                -       15,791,432                -       163,286,523
  (80,817,212)   (69,251,008)    (116,121,903)    (304,327,313)    (322,340,767)     (465,100,821)
 ------------    ------------    ------------    --------------   --------------   --------------
  (22,423,422)   190,551,999      (67,758,130)     (32,308,823)    (143,876,477)      198,711,322
 ------------    ------------    ------------    --------------   --------------   --------------
   10,346,907    218,040,566      (42,995,852)    (132,385,077)    (135,594,762)       74,309,598
  293,613,096     75,572,530      643,310,527      775,695,604    1,429,673,217     1,355,363,619
 ------------    ------------    ------------    --------------   --------------   --------------
 $303,960,003    $293,613,096    $600,314,675    $ 643,310,527    $1,294,078,455   $1,429,673,217
 ============    ============    ============    ==============   ==============   ==============
   $2,566,697        $(1,144)     $14,487,023           $    -         $775,843           $32,284
    ---------         ------       ----------           ------          -------            ------
    ---------         ------       ----------           ------          -------            ------

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with generally accepted accounting principles; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any quotation system providing same day publication of actual prices are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $6,425 for the six months ended June 30, 2000 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   19,249,124     4,637,802       3,941,218     9,146,134
    Shares redeemed.....  (42,187,513)   (6,566,033)     (9,576,789)  (16,792,290)
                          -----------    ----------     -----------   -----------
                          (22,938,389)   (1,928,231)     (5,635,571)   (7,646,156)
                          ===========    ==========     ===========   ===========

                                       YEAR ENDED DECEMBER 31, 1999
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   42,839,976    21,925,549      18,285,180    22,402,360
    Reinvestment of
      shareholder
      distribution......   32,884,394       706,373       1,261,297     8,115,384
    Shares redeemed.....  (50,052,490)   (5,783,738)    (22,165,389)  (21,477,725)
                          -----------    ----------     -----------   -----------
                           25,671,880    16,848,184      (2,618,912)    9,040,019
                          ===========    ==========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                       PARTNERS FUND   INTERNATIONAL FUND   REALTY FUND   SMALL-CAP FUND
                       -------------   ------------------   -----------   --------------
    Purchases           254,894,807       107,600,977        10,680,950     75,643,068
    Sales               748,019,217       140,146,771        70,575,846    312,194,241

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At June 30, 2000, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
PARTNERS FUND
  Georgia-Pacific Corporation--Timber Group                     8.0
  Host Marriott Corporation                                     5.3
  The Nippon Fire & Marine Insurance Company, Ltd.              5.7
  Pioneer Natural Resources Company                            11.2
  Rayonier Inc.                                                10.6
  TrizecHahn Corporation                                        6.1
  UCAR International, Inc.                                      9.4
INTERNATIONAL FUND
  Gendis Inc. (Note 8)                                         20.0
  O&Y Properties Corporation                                   10.8
REALTY FUND
  Bay View Capital Corporation                                  6.9
  Beacon Capital Partners, Inc. (Note 8)                        9.8
  CO Space, Inc. Voting Trust                                   9.9
  Deltic Timber Corporation                                     5.3
  Excel Legacy Corporation*--
    Common                                                      4.9
    Series A Liquidating Preference Convertible (Note 8)       68.6
  Forest City Enterprises, Inc. -- Class A and B                6.2
  Getty Realty Corp.                                            9.6
  IHOP Corp.                                                    8.2
  Prime Group Realty Trust                                     17.8
  Prime Retail, Inc.                                            7.0
  TimberWest Forest Corp.                                       6.5
  Wyndham International, Inc. Voting Trust (Note 8)             8.9
* Combined voting power is 26.3%

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
SMALL-CAP FUND
  Agribrands International, Inc.                               10.0
  AMETEK, Inc.                                                  8.6
  Bay View Capital Corp.                                        9.6
  The Carbide/Graphite Group, Inc.                             20.9
  Deltic Timber Corporation                                     6.9
  Fleming Companies, Inc.                                      16.4
  Genlyte Group Incorporated                                   17.8
  Gulf Canada Resources Limited                                 7.2
  Hilb, Rogal and Hamilton Company                             13.6
  IHOP Corp.                                                    7.3
  Pediatrix Medical Group, Inc.                                13.0
  Scott Technologies, Inc.                                     14.1
  Thomas Industries, Inc.                                      10.9
  TimberWest Forest Corp.                                      10.7
  U.S. Industries, Inc.                                         5.7
  VICORP Restaurants, Inc.                                     14.6
  Wisconsin Central Transportation Corporation                 11.2
  Wyndham International, Inc. -- Class A                        9.2

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,060,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at $22,454,000 or $10.90 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by June 30, 2000.

On July 1, 1999, Beacon paid a taxable distribution of $9,013,144 in the form of 91,994 units of Wyndham International, Inc. Voting Trust. The Wyndham Voting Trust structure allows Beacon Capital Partners to retain voting authority with respect to their investment in Wyndham International without jeopardizing their REIT status. The Wyndham Voting Trust shares are not registered and are subject to transfer restrictions. The Wyndham Voting Trust subsequently paid distributions in cash and 4,825 additional trust units. At June 30, 2000 the 96,819 total Wyndham Voting Trust units are carried at $7,745,520 or $80.00 per unit.

On March 24, 2000, Beacon created another voting trust to distribute shares of an unregistered, unlisted security, CO Space Preferred stock. The Realty Fund received approximately 465,979 CO Space, Inc. Voting Trust units at a cost basis of $697,000. On June 22, 2000, Beacon announced the closing of a stock for stock transaction to merge the CO Space shares held in the Voting Trust into InterNAP Network Services Corporation. At June 30, 2000, this Voting Trust is carried at $2,842,387 or approximately $6.10 per share. The entire position was sold in a private transaction on July 11, 2000 for $3,556,972.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at $35,314,480 or $2.4188 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and are convertible into common shares. The registration statement for the Excel Preferred shares and the common shares into which they are convertible became effective July 7, 2000. There is no regular trading market for the Preferred shares.

Beacon, the Voting Trusts and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 11.4% of the Realty Fund's net assets at June 30, 2000.

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, and the relatively limited trading market for the company's shares, a portion of this position may be somewhat illiquid. Gendis represents 4.6% of the International Fund's net assets at June 30, 2000.

NOTE 9. RELATED OWNERSHIP

At June 30, 2000, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   3,385,891          15.1%
Realty Fund..........................   4,659,841          10.3
Small-Cap Fund.......................   3,326,358           5.3

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at June 30, 2000:

                                                          Market
                                                         Value of
                                                        Segregated
                                  Obligation              Assets
                           -------------------------  ---------------
Partners Fund............  Forward Currency
                             Contracts                 $209,000,000
International Fund.......  Forward Currency
                             Contracts                 $163,670,466
Realty Fund..............  Newhall Land and Farming
                             Company Put Options
                             Written                   $ 24,375,000

                            (Intentionally Left Blank)

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD      INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Six months ended June 30, 2000
  (Unaudited).....................    $20.49         $.09        $  .44       $  .53       $    -     $    -
Year ended December 31,
    1999..........................     24.39          .28           .34          .62         (.29)     (4.23)
    1998..........................     25.98          .25          3.22         3.47         (.25)     (4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .38          4.08         4.46         (.38)     (2.38)
    1995..........................     17.13          .24          4.46         4.70         (.24)      (.44)
INTERNATIONAL FUND
Six months ended June 30, 2000
  (Unaudited).....................     12.02          .11          1.38         1.49            -          -
Year ended December 31, 1999......      9.97          .06          2.38         2.44         (.06)      (.33)
August 12, 1998 (Capitalization)
    through December 31, 1998.....     10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Six months ended June 30, 2000
  (Unaudited).....................     12.69          .32           .31          .63            -          -
Year ended December 31,
    1999..........................     14.55          .36         (1.88)       (1.52)        (.23)         -
    1998..........................     17.35          .44         (2.70)       (2.26)        (.43)         -
    1997..........................     13.97          .09          4.06         4.15         (.09)      (.64)
    1996..........................     10.00          .03          4.04         4.07         (.04)      (.05)
SMALL-CAP FUND
Six months ended June 30, 2000
  (Unaudited).....................     20.20          .01           .29          .30            -          -
Year ended December 31,
    1999..........................     21.95          .08           .79          .87         (.08)     (2.54)
    1998..........................     22.18          .17          2.54         2.71         (.17)     (2.77)
    1997..........................     17.86          .18          5.01         5.19         (.18)      (.69)
    1996..........................     14.46          .02          4.41         4.43         (.02)     (1.01)
    1995..........................     13.28          .12          2.35         2.47         (.12)     (1.17)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76%, 1.76% and 2.65% in 2000, 1999 and 1998, respectively. The Realty Fund's expense ratio in 1996 before the waiver was 1.60%.

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
     -    $    -    $21.02      2.59%    $3,232,878       .94%(a)     .86%(a)      7.88%
     -     (4.52)    20.49      2.18      3,622,109       .92        1.16         50.39
     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
     -      (.68)    21.15     27.50      1,876,467      1.01        1.45         12.60
     -         -     13.51     12.40        303,960    1.75(a)(d)    1.90(a)      39.07
     -      (.39)    12.02     24.37        293,613    1.75(d)        .60         50.32
     -      (.01)     9.97      9.02(c)      75,572      1.75(a)(d)     .10(a)    24.05
     -         -     13.32      4.96        600,315    1.18(a)       4.95(a)       1.84
  (.11)     (.34)    12.69   (10.45)        643,311      1.17        1.42         22.64
  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)      .92          4.28
     -         -     20.50      1.49      1,294,078       .99(a)      .12(a)       6.09
     -     (2.62)    20.20      4.05      1,429,673       .97         .38         47.48
     -     (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97
     -     (1.29)    14.46     18.61        135,977      1.30         .84         32.95

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

24-HOUR AUTOMATED INFORMATION                                           OPTION 1
For automated reporting of daily prices, account balances and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                        OPTION 2
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

SHAREHOLDER INQUIRIES                                                   OPTION 3
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations, Chief Financial
Officer
     and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President

  Andrew R. McCarroll, Vice President, Secretary and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds SM
                                 (800) 445-9469
                            www.longleafpartners.com